As filed with the Securities and Exchange Commission on November 14, 1996
                                                      Registration No. 33-60263


                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549


                           POST-EFFECTIVE AMENDMENT NO. 1
                                         TO
                                      FORM S-8
                               REGISTRATION STATEMENT
                                        Under
                             THE SECURITIES ACT OF 1933


                              CONSOLIDATED PAPERS, INC.
               (Exact name of registrant as specified in its charter)

                     WISCONSIN                            39-0223100
              (State or other jurisdiction of          (I.R.S. Employer
              incorporation or organization)           Identification No.)

             P.O. BOX 8050, WISCONSIN RAPIDS, WI          54495-8050
           (Address of principal executive offices)       (Zip Code)


                 CONSOLIDATED EMPLOYEES' TAX-SAVER & INVESTMENT PLAN

                           LAKE SUPERIOR PAPER INDUSTRIES
                         RETIREMENT SAVINGS INVESTMENT PLAN

               CONSOLIDATED EMPLOYEES' TAX-SAVER & INVESTMENT PLAN II

                              (Full title of the Plans)

                 CARL H. WARTMAN                    Telephone number,
                    Secretary                      including area code,
            Consolidated Papers, Inc.             of agent for service:
                  P.O. Box 8050
         Wisconsin Rapids, WI 54495-8050              (715) 422-3578
     (Name and address of agent for service)


     THIS REGISTRATION STATEMENT ALSO COVERS AN INDETERMINATE AMOUNT OF PARTICIPATING INTERESTS IN THE CONSOLIDATED EMPLOYEES' TAX-SAVER & INVESTMENT PLAN, THE LAKE SUPERIOR PAPER INDUSTRIES RETIREMENT SAVINGS INVESTMENT PLAN AND THE CONSOLIDATED EMPLOYEES' TAX-SAVER & INVESTMENT PLAN II.


                                       PART II

                 INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

     ITEM 3.   INCORPORATION OF DOCUMENTS BY REFERENCE.

     The following documents previously filed with the Exchange Commission are incorporated into this Post-Effective Amendment No. 1 to Registration Statement ("Amendment No. 1 to Registration Statement") by reference:

          - Registration Statement, File No. 2-87423, on Form S-8 covering Common Stock offered pursuant to the Consolidated Employees' Tax-saver & Investment Plan, and also covering participating interests in that plan itself;

          - Registration Statement, File No. 33-60263, on Form S-8 covering Common Stock offered pursuant to the Consolidated Employees' Tax-saver & Investment Plan, and also covering participating interests in that plan itself;

          - Annual Report on Form 11-K for the Consolidated Employees' Tax-saver & Investment Plan for the year ended December 31, 1995;

          - Annul Report on Form 11-K for the Lake Superior Paper Industries Retirement Savings Investment Plan for the year ended December 31, 1995; and

          - Annual Report on Form 11-K for the Consolidated Employees' Tax-saver & Investment Plan II for the year ended
               December 31, 1995.

     All documents subsequently filed by the registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, prior to the filing of a post-effective amendment which indicates that all shares offered have been sold or which deregisters all shares then remaining unsold, shall be deemed to be incorporated by reference in this Amendment No. 1 to Registration Statement and to be a part hereof from the date of filing of such documents.

     ITEM 8.   EXHIBITS

     The following is filed as an exhibit to this Amendment No. 1 to Registration Statement.

     24 Power of Attorney. Incorporated by reference to Registration Statement on Form S-8 (Registration No. 33-60263).



                                     SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Amendment No. 1 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Wisconsin Rapids, State of Wisconsin, on September 11, 1996.

     CONSOLIDATED PAPERS, INC.


     By:  /s/ Patrick F. Brennan
          -------------------------------
            Patrick F. Brennan
            President, Chief Executive
            Officer, and Director


     Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to Registration Statement has been signed by the following persons in the capacities indicated on September 11, 1996.

     Signature                           Title

     *
     ----------------------       Chairman and Director
     George W. Mead

     *
     ----------------------       President, Chief Executive
     Patrick F. Brennan           Officer, and Director

     *
     ----------------------       Vice President, Finance
     Richard J. Kenney

     *
     ----------------------       Director
     Ruth Baldwin Barker

     *
     ----------------------       Director
     Wiley N. Caldwell

     *
     ----------------------       Director
     Sally M. Hands

     *
     ----------------------       Director
     Bernard S. Kubale

     *
     ----------------------       Director
     D. Richard Mead, Jr.

     *
     ----------------------       Director
     Gilbert D. Mead

     *
     ----------------------       Director
     Lawrence R. Nash

     *
     ----------------------       Director
     Glenn N. Rupp


     ----------------------       Director
     John S. Shiely


     ----------------------       Director
     Gorton M. Evans


     /s/ Patrick F. Brennan
     ----------------------
     Patrick F. Brennan
     Attorney-in-Fact


     The Plans

     Pursuant to the requirements of the Securities Act of 1933, the members of the Tax-saver & Investment Board have caused this Amendment No. 1 to Registration Statement to be signed on behalf of the Consolidated Employees' Tax-saver & Investment Plan by the undersigned, thereunto duly authorized, in the City of Wisconsin Rapids, State of Wisconsin, on September 11, 1996.

                                   Consolidated Employees'
                                   Tax-saver & Investment Plan

                                   By /s/ Charles R. Bigelow
                                      --------------------------------
                                          Charles R. Bigelow
                                          Member of the Board


                                   By /s/ John D. Steinberg
                                      --------------------------------
                                          John D. Steinberg
                                          Member of the Board


                                   By /s/ David A. Krommenacker
                                      --------------------------------
                                          David A. Krommenacker
                                          Member of the Board


                                   By /s/ David R. Mancusi
                                      --------------------------------
                                          David R. Mancusi
                                          Member of the Board


     Pursuant to the requirements of the Securities Act of 1933, the members of the Retirement Savings Investment Board have caused this Amendment No. 1 to Registration Statement to be signed on behalf of Lake Superior Paper Industries Retirement Savings Investment Plan by the undersigned, thereunto duly authorized, in the City of Duluth, State of Minnesota, on September 11, 1996.

                                   Lake Superior Papers Industries Retirement
                                   Savings Investment Plan

                                   By /s/ Carl T. Brown
                                      --------------------------------
                                          Carl T. Brown
                                          Member of the Board


                                   By /s/ Larry T. Teague
                                      --------------------------------
                                          Larry T. Teague
                                          Member of the Board


                                   By /s/ Harvey E. Burski
                                      --------------------------------
                                          Harvey E. Burski
                                          Member of the Board


     Pursuant to the requirements of the Securities Act of 1933, the members of the Tax-saver & Investment Board II have caused this Amendment No. 1 to Registration Statement to be signed on behalf of the Consolidated Employees' Tax-saver & Investment Plan II by the undersigned, thereunto duly authorized, in the City of Wisconsin Rapids, State of Wisconsin, on September 11, 1996.

                                   Consolidated Employees'
                                   Tax-saver & Investment Plan II

                                   By /s/ Charles R. Bigelow
                                      --------------------------------
                                          Charles R. Bigelow
                                          Member of the Board


                                   By /s/ John D. Steinberg
                                      --------------------------------
                                          John D. Steinberg
                                          Member of the Board


                                   By /s/ David A. Krommenacker
                                      --------------------------------
                                          David A. Krommenacker
                                          Member of the Board


                                   By /s/ David R. Mancusi
                                      --------------------------------
                                          David R. Mancusi
                                          Member of the Board



                                    EXHIBIT INDEX

     The document listed is incorporated by reference to documents previously filed by the Registrant with the Securities and Exchange Commission as indicated.

     Exhibit No.              Description

      24 Power of Attorney. Incorporated by reference to Registration Statement on Form S-8 (Registration No. 33-60263).